INTERNET SCIENCES, INC.

ACTION BY WRITTEN CONSENT OF THE BOARD OF DIRECTORS

IN LIEU OF A MEETING

The undersigned, being all of the members of the Board of Directors (the "Board") of Internet Sciences, Inc., a Delaware corporation (the "Company"), acting pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and the Bylaws of the Company, hereby consent to and adopt the following resolutions in lieu of a meeting, effective as of July 1, 2026:

APPOINTMENT OF DIRECTOR

WHEREAS, the Board has determined that it is in the best interests of the Company to increase the size of the Board and to appoint Keith R. Wyche to fill the resulting vacancy;

NOW, THEREFORE, BE IT RESOLVED, that Keith R. Wyche be, and hereby is, appointed to serve as a member of the Board of Directors of the Company, effective July 1, 2026, to serve until the next annual meeting of shareholders of the Company or until his earlier resignation, removal, or the due election and qualification of his successor;

FURTHER RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and directed to take any and all actions, and to execute and deliver any and all documents and instruments, as such officer may deem necessary or advisable to carry out the purpose and intent of the foregoing resolution, including the preparation and filing of any disclosure required under the Securities Exchange Act of 1934, as amended;

FURTHER RESOLVED, that this Action by Written Consent may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument, and may be delivered by electronic transmission.

IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of the Company, have executed this Action by Written Consent as of July 1, 2026.

BOARD OF DIRECTORS OF

INTERNET SCIENCES, INC.

/s/ Lynda Chervil

Lynda Chervil, Director & CEO

/s/ Michael Kahn

Michael Kahn, Director

/s/ Dimitrius Hutcherson

Dimitrius Hutcherson, Director

/s/ Mark L. Deutsch

Mark L. Deutsch, Director

/s/ Mark T. Maybury

Mark T. Maybury, Director

/s/ Debra Bigman

Debra Bigman, Director

/s/ James C. Forbes

James C. Forbes, Director

/s/ Myrna Soto

Myrna Soto, Director